Page 13 of 13 Pages




                                    EXHIBIT L

                             JOINT FILING AGREEMENT

         The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Integra LifeSciences Holdings Corporation (the "Issuer"), dated as of July 5, 2001, is, and any amendments thereto (including amendments on Schedule 13G) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.

Date: July 5, 2001

                                               QUANTUM INDUSTRIAL PARTNERS LDC


                                               By: /s/ Richard D. Holahan, Jr.
                                                   -----------------------------
                                                   Richard D. Holahan, Jr.
                                                   Attorney-in-Fact

                                               QIH MANAGEMENT INVESTOR, L.P.

                                               By:      QIH Management, Inc.,
                                                        its General Partner

                                               By: /s/ Richard D. Holahan, Jr.
                                                   -----------------------------
                                                   Richard D. Holahan, Jr.
                                                   Vice President

                                               QIH MANAGEMENT, INC.


                                               By: /s/ Richard D. Holahan, Jr.
                                                   -----------------------------
                                                   Richard D. Holahan, Jr.
                                                   Vice President

                                               SOROS FUND MANAGEMENT LLC


                                               By: /s/ Richard D. Holahan, Jr.
                                                   -----------------------------
                                                   Richard D. Holahan, Jr.
                                                   Assistant General Counsel

                                               GEORGE SOROS


                                               By: /s/ Richard D. Holahan, Jr.
                                                   -----------------------------
                                                   Richard D. Holahan, Jr.
                                                   Attorney-in-Fact